Exhibit 10.1

TENTH AMENDMENT TO LOAN AGREEMENT

THIS TENTH AMENDMENT TO LOAN AGREEMENT (this “Amendment”), dated as of August 17, 2022, is among NETREIT DUBOSE MODEL HOME REIT, LP, a Delaware limited partnership (“NetREIT Dubose”), NETREIT MODEL HOMES, INC., a Delaware corporation, formerly NETREIT MODEL HOMES, LLC (“NMH”), DUBOSE MODEL HOME INVESTORS #202 LP, a California limited partnership (“Dubose #202”), DUBOSE MODEL HOME INVESTORS #203 LP, a California limited partnership (“Dubose #203”), DUBOSE MODEL HOME INVESTORS #204, LP, a California limited partnership (“Dubose #204”), DUBOSE MODEL HOME INVESTORS #205, LP, a California limited partnership (“Dubose #205”), and DUBOSE MODEL HOME INVESTORS #206, LP, a California limited partnership (“Dubose #206”, and together with NetREIT Dubose, NMH, Dubose #202, Dubose #203, Dubose #204, and Dubose #205 collectively, “Borrowers”), and FIRST HORIZON BANK (“Lender”).

RECITALS:

A. Borrowers and Lender entered into that certain Loan Agreement dated as of February 26, 2016, as amended by that certain First Amendment to the Loan Agreement dated as of March 14, 2016, by that certain Second Amendment to Loan Agreement dated as of June 29, 2016, by that certain Third Amendment to Loan Agreement dated as of April 11, 2017, by that certain Joinder and Fourth Amendment to Loan Agreement dated as of February 20, 2018, by that certain Fifth Amendment to Loan Agreement dated as of April 11, 2018, by that certain Joinder and Sixth Amendment to Loan Agreement dated as of April 11, 2019, by that certain Joinder and Seventh Amendment to Loan Agreement dated as May 22, 2020, Eighth Amendment to Loan Agreement dated as of June 26, 2020, and Ninth Amendment to Loan Agreement dated as of February 26, 2021 (as amended, the “Agreement”).

B. Pursuant to the Agreement, PRESIDIO PROPERTY TRUST, INC., a Maryland corporation, formerly NETREIT, INC. (“Guarantor”) executed that certain Guaranty Agreement dated as of February 26, 2016 (the “Guaranty Agreement”) pursuant to which Guarantor guaranteed to Lender the payment and performance of the Obligations (as defined in the Agreement).

C. Borrower and Lender now desire to amend the Agreement as herein set forth.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I.
Definitions

Section 1.1 Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the meanings given to such terms in the Agreement, as amended hereby.

ARTICLE II.
Amendments

Section 2.1 Omnibus Amendment. Effective as of the date hereof, NETREIT DUBOSE MODEL HOME REIT, LP is deleted as a Borrower and as a party to the Loan Agreement.

Section 2.2 Amendment to Certain Definitions. Effective as of the date hereof, the definitions of the following terms contained in Section 1.1 of the Agreement are amended to read in their respective entireties as follows:

“Debt Service Coverage Ratio” means, in the aggregate, for all Borrowers, (a) the quarterly scheduled rental income under all leases of model homes, less operating expenses (excluding depreciation, amortization, interest expense and income taxes), divided by (b) the quarterly debt service for all model homes.

“Index Rate” means, on any day, the most recent three (3) year U.S. Treasury rate as published in The Wall Street Journal on that day under the section “Key Interest Rates,” the category “Interest Rate Swaps,” and the line “3-year” Treasury. If such section of The Wall Street Journal reflects more than one rate as being the “three year Treasury rate”, then the highest rate shall be the Index Rate. On days when The Wall Street Journal is not published, the Index Rate shall be the “three year LIBOR forward swap rate” stated in the most recently published edition of The Wall Street Journal. In the event The Wall Street Journal ceases to be published altogether, or ceases to publish the “three year Treasury rate”, then Lender or its successors or assigns shall establish and use a new Index Rate, in the exercise of its sole discretion, without any notice to Borrowers or any other Person being required. The Index Rate shall automatically fluctuate, upward and downward, without notice to Borrowers or any other Person, as and in the amount the said published “three year Treasury rate” shall fluctuate. The Index Rate is a reference rate and does not necessarily represent Lender’s best or lowest rate or a favored rate, and Lender disclaims any statement, representation or warranty to the contrary.

“Termination Date” means 11:00 a.m. on October 12, 2023 or such earlier date on which the Guidance Amount terminates as provided in this Agreement.

Section 2.3 Amendment to Section 2.3. Effective as of the date hereof, Section 2.3 of the Agreement is amended to read in its entirety as follows:

Section 2.3 Interest. The unpaid principal amount of any Advance shall bear interest prior to maturity at a fixed rate per annum equal to the lesser of (a) the Maximum Rate or (b) the greater of (i) the sum of the Index Rate then in effect on the date Borrower directs Lender to fix the interest rate for an impending Advance plus two and one-fourth percent (2.25%) and (ii) three percent (3.00%) per annum; provided, however, that such fixing of the Interest Rate shall not be effective for more than thirty (30) days and upon the expiration of such thirty (30) day period, the Index Rate shall be reset five (5) Business Days prior to the date of such Advance. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing, the outstanding principal of all Advances (and accordingly, all Notes) shall bear interest at the Default Rate, and shall be payable from time to time upon demand.

Section 2.4 Amendment to Section 2.4. Effective as of the date hereof, Section 2.4 of the Agreement is amended to read in its entirety as follows:

Section 2.4. Repayment of Advances/Option to Extend. (a) The principal amount of, and accrued and unpaid interest on, each Advance (and, therefore, the Note evidencing such Advance) shall be due and payable as follows:

(i) Twenty-nine (29) monthly installments principal and interest each in an amount sufficient to amortize the principal amount of such Advance over a period of twenty (20) years at the interest rate applicable to such Advance shall be due and payable monthly on the fifteenth (15th) day of each month, commencing on the fifteenth (15th) day of the month immediately following the month in which of such Advance was made; and

(ii) A final installment in the amount of all outstanding principal of and accrued unpaid interest on such Advance shall be due and payable on the fifteenth (15th) day of the thirtieth (30th) month immediately following the month in which such Advance was made.

(b) Provided no Event of Default or Unmatured Event of Default has previously occurred or has occurred and is continuing, upon the written request of the applicable Borrower given in the manner specified below, Lender agrees to extend the maturity date of any Note executed in connection with an Advance for up to two (2) fifteen (15) month periods (the “Extension Option”), provided each of the following terms and conditions are met in connection with each Extension Option:

(i) The applicable Borrower requests in writing that Lender extend such Note in an amount not to exceed the unpaid principal balance of such Note (the “Extension Amount”) at least sixty (60) days (but not more than ninety (90) days) prior to the commencement of such extension period.

(ii) Lender shall have received each Borrower’s and Guarantor’s current financial statements (bearing a date no more than ninety (90) days prior to the commencement of the extension period), certified as correct by such Person. No condition shall then exist which would cause a Material Adverse Effect upon any Borrower or Guarantor.

(iii) The applicable Borrower executes an extension and modification agreement (in form and substance acceptable to Lender providing for the payment by such Borrower of monthly installments of principal and interest based on a twenty (20) year mortgage amortization of the Extension Amount and an interest rate equal to the lesser of (y) the Maximum Rate and (z) the greater of (i) the sum of the Index Rate determined five (5) Business Days prior to the first day of the extension period plus two and one-fourth percent (2.25%) and (ii) three percent (3.00%), as calculated by Lender. The final installment on such Note being extended, which is payable fifteen (15) months after the effective date of such Extension Option, shall be in an amount equal to the outstanding balance of all unpaid principal of the Advance plus accrued and unpaid interest thereon.

(iv) The applicable Borrower causes the Loan Documents to be modified and extended pursuant to the extension and modification agreement and such other agreements or other documents prepared by Lender’s counsel (but not otherwise increasing the amount of the Obligations so guaranteed), each of which agreements and documents shall be consented and agreed to by Guarantor.

(v) Borrowers pay all title and attorneys’ fees and other reasonable costs incurred by Lender in connection with such renewal.

(vi) There has been no change resulting in a Material Adverse Effect on any Borrower or Guarantor.

Section 2.5 Amendment to Section 2.7. Effective as of the date hereof, Section 2.7 of the Agreement is amended to read in its entirety as follows:

Section 2.7 Appraisal/Mandatory Prepayment. If on the twenty-fifth (25th) month after the date of an Advance, there is a Lease Default or Termination with respect to a Model Home acquired by any Borrower with the proceeds of such Advance, the applicable Borrower shall obtain a new appraisal of such Model Home acquired with the proceeds of such Advance acceptable to Lender, and if the loan to value ratio reflected by such appraisal is less than seventy percent (70%), Borrower shall prepay the Advance which funded the acquisition of such Model Home in an amount which would cause such loan to value ratio not to exceed seventy percent (70%).

Section 2.6 Amendment to Section 8.10. Effective as of the date hereof, Section 2.7 of the Agreement is amended to read in its entirety as follows:

Section 8.10 Debt Service Coverage Ratio. Borrowers shall not permit the Debt Service Coverage Ratio in the aggregate to be less than 1.10 to 1.00. The Debt Service Coverage Ratio shall be tested at the end of each fiscal quarter of Borrowers.

Section 2.7 Amendment to Exhibits. Effective as of the date hereof, (a) Exhibit “B” (Advance Request Form) to the Amendment is amended to conform with Annex “A” to this Amendment and (b).

ARTICLE III.
Conditions Precedent

Section 3.1 Conditions. The effectiveness of this Amendment is subject to the receipt by Lender of the following in form and substance satisfactory to Lender:

(a) Certificate - NMH. A certificate of the Secretary or another officer of NMH acceptable to Lender certifying (i) resolutions of the directors or consent of the sole stockholder of NMH which authorize the execution, delivery and performance by NMH of this Agreement and the other Loan Documents to which NMH is or is to be a party and (ii) the names of the officers of NMH authorized to sign this Agreement and each of the other Loan Documents to which NMH is or is to be a party together with specimen signatures of such Persons.

(b) Governmental Certificates - NMH. A certificate issued by the appropriate government official of the state of organization of NMH as to the existence and good standing of NMH.

(c) Certificate - General Partner- Dubose #202, #203, #204, #205 and #206. A certificate of the Secretary or another officer of General Partner-Dubose #202, #203, #204, #205 and #206 acceptable to Lender certifying (i) resolutions of the directors or consent of General Partner-Dubose #202, #203, #204, #205 and #206 which authorize the execution, delivery and performance by Dubose #202, #203, #204, #205 and #206 of this Agreement and the other Loan Documents to which Dubose #202, #203, #204, #205 and #206 is or is to be a party and (ii) the names of the officers of General Partner-Dubose #202, #203, #204, #205 and #206 authorized to sign this Agreement and each of the other Loan Documents to which Dubose #202, #203, #204, #205 and #206 is or is to be a party together with specimen signatures of such Persons.

(d) Governmental Certificates - Dubose #202. A certificate issued by the appropriate government official of the state of organization of Dubose #202 as to the existence and good standing of Dubose #202.

(e) Governmental Certificates - Dubose #203. A certificate issued by the appropriate government official of the state of organization of Dubose #203 as to the existence and good standing of Dubose #203.

(f) Governmental Certificates - Dubose #204. A certificate issued by the appropriate government official of the state of organization of Dubose #204 as to the existence and good standing of Dubose #204.

(g) Governmental Certificates - Dubose #205. A certificate issued by the appropriate government official of the state of organization of Dubose #205 as to the existence and good standing of Dubose #205.

(h) Governmental Certificates - Dubose #206. A certificate issued by the appropriate government official of the state of organization of Dubose #206 as to the existence and good standing of Dubose #206.

(i) Governmental Certificates - General Partner-Dubose #202, #203, #204, #205 and #206. A certificate issued by the appropriate government official of the state of organization of General Partner-Dubose #202, #203, #204, #205 and #206 as to the existence and good standing of General Partner-Dubose #202, #203, #204, #205 and #206.

(j) Certificate - Guarantor. A certificate of the Secretary or another officer of Guarantor acceptable to Lender certifying (i) resolutions of the directors of Guarantor which authorize the execution, delivery and performance by Guarantor of this Agreement and the other Loan Documents to which Guarantor is or is to be a party and (ii) the names of the officers of Guarantor authorized to sign this Agreement and each of the other Loan Documents to which Guarantor is or is to be a party together with specimen signatures of such Persons.

(k) Governmental Certificates - Guarantor. A certificate issued by the appropriate government official of the state of organization of Guarantor as to the existence and good standing of Guarantor.

(l) Guaranty Agreement. The Guaranty Agreement executed by Guarantor.

(m) Additional Information. Such additional documents, instruments and information as Lender may request.

Section 3.2 Additional Conditions. The effectiveness of this Amendment is also subject to the satisfaction of the additional conditions precedent that (a) the representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof, (b) all proceedings, corporate or otherwise, taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender, and (c) no Event of Default or Unmatured Event of Default shall have occurred and be continuing.

ARTICLE IV.
Ratifications, Representations, and Warranties

Section 4.1 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement are ratified and confirmed and shall continue in full force and effect. Borrowers and Lender agree that the Agreement as amended hereby shall continue to be the legal, valid and binding obligation of such Persons enforceable against such Persons in accordance with its terms.

Section 4.2 Representations, Warranties and Agreements. Borrowers hereby represent and warrant to Lender that (a) the execution, delivery, and performance of this Amendment and any and all other Loan Documents executed or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrowers and will not violate the Organizational Documents of Borrowers, (b) the representations and warranties contained in the Agreement as amended hereby, and all other Loan Documents are true and correct on and as of the date hereof as though made on and as of the date hereof, (c) no Event of Default or Unmatured Event of Default has occurred and is continuing, (d) except as disclosed in writing to Lender, Borrowers are in full compliance with all covenants and agreements contained in the Agreement as amended hereby, (e) Borrowers are indebted to Lender pursuant to the terms of the Notes, as the same may have been renewed, modified, extended or rearranged, including, without limitation, any renewals, modifications and extensions made pursuant to this Amendment, (f) the liens, security interests, encumbrances and assignments created and evidenced by the Loan Documents are, respectively, valid and subsisting liens, security interests, encumbrances and assignments and secure the Notes as the same may have been renewed, modified or rearranged, including, without limitation, any renewals, modifications and extensions made pursuant to this Amendment, and (g) Borrowers have no claims, credits, offsets, defenses or counterclaims arising from the Loan Documents or Lender’s performance under the Loan Documents.

ARTICLE V.
Miscellaneous

Section 5.1 Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Documents including any Loan Document furnished in connection with this Amendment shall fully survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely on them.

Section 5.2 Reference to Agreement. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement, as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement, as amended hereby.

Section 5.3 Expenses of Lender. As provided in the Agreement, Borrowers agree to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and the other documents and instruments executed pursuant hereto and any and all amendments, modifications and supplements thereto, including, without limitation, the costs and fees of Lender’s legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Loan Document, including, without limitation, the costs and fees of Lender’s legal counsel.

Section 5.4 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

Section 5.5 APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN HOUSTON, HARRIS COUNTY, TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

Section 5.6 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender and Borrowers and their respective successors and assigns, except Borrowers may not assign or transfer any of their respective rights or obligations hereunder without the prior written consent of Lender.

Section 5.7 Counterparts. This Amendment and the other Loan Documents may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. Delivery of an executed signature page of this Amendment and/or any other Loan Document by a scanned PDF attached to an e-mail or facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 5.8 Effect of Waiver. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant, condition or duty by Borrowers shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

Section 5.9 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 5.10 RELEASE. IN CONSIDERATION OF LENDER’S AGREEMENTS CONTAINED HEREIN, EACH OF BORROWERS AND GUARANTOR (FOR THEMSELVES AND ON BEHALF OF THEIR DIRECTORS, MEMBERS, SHAREHOLDERS, MANAGERS, OFFICERS, EMPLOYEES, AGENTS, PRINCIPALS, AFFILIATES, PREDECESSORS, HEIRS, LEGAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS) HEREBY WAIVES, AND RELEASES LENDER AND ITS OFFICERS, EMPLOYEES, AGENTS, DIRECTORS, SHAREHOLDERS, SUBSIDIARIES, PREDECESSORS, SUCCESSORS AND ASSIGNS FROM, ANY AND ALL CLAIMS, LOSSES, LIABILITIES, DAMAGES, COSTS AND EXPENSES (INCLUDING ATTORNEYS’ FEES) , WHETHER KNOWN OR UNKNOWN, ASSERTED OR UNASSERTED, THAT DIRECTLY OR INDIRECTLY ARISE FROM OR RELATE TO (A) THE NEGOTIATION, EXECUTION, PERFORMANCE, ADMINISTRATION OR ENFORCEMENT OF THE AGREEMENT, ANY OTHER RELATED DOCUMENT OR THIS AMENDMENT, (B) ANY OF THE TRANSACTIONS CONTEMPLATED BY THE AGREEMENT, ANY OTHER RELATED DOCUMENT OR THIS AMENDMENT OR (C) ANY BREACH BY BORROWERS OR ANY GUARANTOR OF ANY COVENANT, AGREEMENT OR REPRESENTATION CONTAINED IN THE AGREEMENT, ANY OTHER RELATED DOCUMENT OR THIS AMENDMENT.

Section 5.11 INDEMNIFICATION. EACH OF BORROWERS AND GUARANTOR, INDIVIDUALLY AND ON BEHALF OF ITS DIRECTORS, MEMBERS, SHAREHOLDERS, MANAGERS, OFFICERS, EMPLOYEES, AGENTS, PRINCIPALS, AFFILIATES, PREDECESSORS, HEIRS, LEGAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE “INDEMNIFYING PARTIES”), HEREBY UNCONDITIONALLY AND IRREVOCABLY INDEMNIFIES AND HOLDS HARMLESS LENDER AND ITS OFFICERS, EMPLOYEES, ATTORNEYS, AGENTS, DIRECTORS, SHAREHOLDERS, SUBSIDIARIES, PREDECESSORS, SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE “INDEMNIFIED PARTIES”) FROM AND AGAINST ANY AND ALL COSTS, EXPENSES, CLAIMS, DEMANDS, DAMAGES, ACTIONS, CAUSES OF ACTION, LIABILITY OR SUITS AT LAW OR IN EQUITY, OF WHATEVER KIND OR NATURE, WHETHER ARISING UNDER STATE OR FEDERAL LAW, RULE OR REGULATION, WHETHER NOW EXISTING OR HEREAFTER ARISING, WHETHER KNOWN OR UNKNOWN OR ASSERTED OR UNASSERTED, THAT DIRECTLY OR INDIRECTLY IN ANY WAY RELATE TO, ARE BASED UPON, OR ARISE OUT OF ANY CIRCUMSTANCE, EVENT, MATTER, OCCURRENCE, COURSE OF DEALING, TRANSACTION, FACT, ACT, OMISSION, OBLIGATION, DUTY, RESPONSIBILITY, WARRANTY, STATEMENT OR REPRESENTATION WHATSOEVER RELATED IN ANY WAY TO (A) THE AGREEMENT, (B) THIS AMENDMENT, (C) ANY OTHER RELATED DOCUMENT OR (D) ANY DOCUMENTS OR INSTRUMENTS EXECUTED IN CONNECTION WITH OR IN EVIDENCE OF ANY INDEBTEDNESS BETWEEN BORROWERS AND ANY GUARANTOR AND LENDER (ALL OF WHICH CLAIMS ARE REFERRED TO COLLECTIVELY AS THE “INDEMNIFIED CLAIMS”), INCLUDING, WITH RESPECT TO ALL OF THE ABOVE, INDEMNIFIED CLAIMS WHICH AROSE FROM THE NEGLIGENCE OF AN INDEMNIFIED PARTY, PROVIDED THAT THE OBLIGATIONS OF THE INDEMNIFYING PARTIES UNDER THIS SECTION SHALL NOT APPLY TO THE EXTENT AN INDEMNIFIED CLAIM AROSE FROM AN INDEMNIFIED PARTY’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. EACH INDEMNIFYING PARTY HEREBY COVENANTS AND AGREES NOT TO IN ANY MANNER WHATSOEVER SUE ANY INDEMNIFIED PARTY IN ANY COURT OR TRIBUNAL OR BRING ANY ACTION, LAWSUIT OR CAUSE OF ACTION (WHETHER BY WAY OF DIRECT ACTION, COUNTERCLAIM, CROSSCLAIM OR INTERPLEADER) AGAINST ANY INDEMNIFIED PARTY IN ANY MANNER WHATSOEVER BASED UPON ANY MATTER DIRECTLY OR INDIRECTLY RELATED TO ANY INDEMNIFIED CLAIM.

Section 5.12 BINDING ARBITRATION. (a) AS DETAILED IN THE FOLLOWING PARAGRAPHS, UNDER THIS PROVISION, BORROWERS AND LENDER EXPRESSLY WAIVE RIGHTS TO PURSUE OR RESOLVE DISPUTES BETWEEN THEM IN COURT OR IN A CLASS ACTION (REGARDLESS OF WHETHER THAT CLASS ACTION IS BROUGHT IN COURT OR IN ARBITRATION).

(b) DISPUTES, CLAIMS, OR CONTROVERSIES (HEREINAFTER “DISPUTES”) BETWEEN OR AMONG BORROWERS AND LENDER ARISING OUT OF OR RELATED TO THIS AMENDMENT, THE AGREEMENT AND/OR ANY OTHER LOAN DOCUMENT TO WHICH BORROWERS ARE A PARTY SHALL BE RESOLVED BY BINDING ARBITRATION. DISPUTES SHALL INCLUDE ALL CLAIMS, COUNTERCLAIMS, CROSS-CLAIMS, THIRD PARTY CLAIMS, INTERPLEADERS, OR CONTROVERSIES ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE AGREEMENT, ANY OTHER LOAN DOCUMENT AND/OR ANY ACTION TAKEN (OR ANY OMISSION TO TAKE ANY ACTION) IN CONNECTION WITH THE FOREGOING. DISPUTES SHALL BE SUBJECT TO BINDING ARBITRATION REGARDLESS OF THE NATURE OF THE CAUSES OF ACTION ASSERTED OR THE RELIEF OR REMEDY SOUGHT. DISPUTES HEREUNDER INCLUDE NOT ONLY DISPUTES THAT BORROWERS AND LENDER MAY HAVE AGAINST EACH OTHER, BUT ALSO DISPUTES THAT BORROWERS AND LENDER MAY HAVE AGAINST EACH OTHER’S AFFILIATES, PREDECESSORS, SUCCESSORS, ASSIGNS, DIRECTORS, OFFICERS, EMPLOYEES, AGENTS AND REPRESENTATIVES.

(c) BORROWERS AND LENDER AGREE THAT ARBITRATION REPLACES THE RIGHT TO GO TO COURT, AND THUS THE PARTIES WAIVE ANY RIGHT TO HAVE DISPUTES TRIED BEFORE A JUDGE OR A JURY.

(d) BORROWERS AND LENDER ALSO AGREE THAT NEITHER PARTY WILL BE ABLE TO PURSUE DISPUTES AS A CLASS ACTION OR OTHER REPRESENTATIVE ACTION (SUCH AS AN ACTION IN THE FORM OF A PRIVATE ATTORNEY GENERAL) IN COURT OR IN ARBITRATION, AND THE PARTIES WAIVE THE RIGHT TO DO SO. IF THE PRECEDING SENTENCE IS HELD TO BE INVALID BY A COURT OF LAW, THEN ANY CLASS OR REPRESENTATIVE ACTION WILL NOT BE RESOLVED THROUGH ARBITRATION AND WILL BE RESOLVED IN COURT.

(e) Because this arbitration provision is made pursuant to transactions involving interstate commerce, the parties acknowledge and agree that it shall be governed by the Federal Arbitration Act, 9 U.S.C. §§ 1, et seq., as the same may be amended from time to time.

(f) The party pursuing Disputes in arbitration must pursue the Disputes before the American Arbitration Association (“AAA”) under the AAA Commercial Finance rules (the “Commercial Finance Rules”). The Commercial Finance Rules and related forms may be obtained from and Disputes may be filed at American Arbitration Association, 335 Madison Avenue, Floor 10, New York, NY 10017-4605, 800-778-7879, www.adr.org. Any arbitration hearing shall be held at a place chosen by the arbitrator(s) or AAA within the federal district in which Borrowers’ principal place of business is located, or at some other place to which Lender and Borrowers agree in writing. Judgment upon any arbitration award may be entered in any court having jurisdiction.

(g) In arbitration, resolution of Disputes shall be based solely upon the law of the State of Texas and, where applicable, the United States of America. The arbitrator or arbitrators may not add to, modify, invalidate, or ignore any provision of this agreement or the controlling law. Defenses based on statutes of limitation, estoppel, waiver, laches and similar doctrines, that would otherwise be applicable to an action brought by a party, shall be applicable in any such arbitration proceeding. In the event of any conflict between the Commercial Finance Rules and this arbitration provision, the terms of this arbitration provision control.

(h) This arbitration provision shall survive termination of the Agreement. If any portion of this provision is deemed invalid or unenforceable, the remaining portions shall nevertheless remain in force.

Section 5.13 WAIVER OF JURY TRIAL. IN THE EVENT THAT THE FOREGOING BINDING ARBITRATION PROVISION IS DEEMED UNENFORCEABLE, AND THUS LENDER AND BORROWERS ARE REQUIRED TO LITIGATE IN COURT, LENDER AND BORROWERS HEREBY WAIVE THE RIGHT TO ANY JURY TRIAL IN ANY ACTION OR PROCEEDING BETWEEN THE PARTIES, WHETHER ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE AGREEMENT OR ANY OTHER LOAN DOCUMENT BROUGHT BY EITHER PARTY AGAINST THE OTHER.

Section 5.14 ENTIRE AGREEMENT. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS, AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT AND THE OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

[REMAINDER OF PAGE INTENTIONALLY OMITTED]

Executed as of the date first written above.

BORROWERS:

NETREIT DUBOSE MODEL HOME REIT, LP
(executing solely to confirm it is no longer a
“Borrower” or a party to the Loan Agreement)

By:	NetREIT Dubose Model Home REIT,
Inc., its general partner

By:
Steve Hightower
Executive Vice President

NETREIT MODEL HOMES, INC.

By:
Steve Hightower
Executive Vice President

DUBOSE MODEL HOME INVESTORS #202 LP

By:	Dubose Advisors, LLC,
its general partner

By:
Steve Hightower
Executive Vice President

DUBOSE MODEL HOME INVESTORS #203 LP

By:	Dubose Advisors, LLC,
its general partner

By:
Steve Hightower
Executive Vice President

[Signature Page to Tenth Amendment to Loan Agreement]

DUBOSE MODEL HOME INVESTORS #204, LP

By:	Dubose Advisors, LLC,
its general partner

By:
Steve Hightower
Executive Vice President

DUBOSE MODEL HOME INVESTORS #205, LP

By:	Dubose Advisors, LLC,
its general partner

By:
Steve Hightower
Executive Vice President

DUBOSE MODEL HOME INVESTORS #206, LP

By:	Dubose Advisors, LLC,
its general partner

By:
Steve Hightower
Executive Vice President

LENDER:

FIRST HORIZON BANK

By:
Beau Warren
Vice President

[Signature Page to Tenth Amendment to Loan Agreement]

LIST OF ANNEXES

Annex	Document
A	Advance Request Form

Annex A

Advance Request Form

Annex A - i